UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2024

Date of Report (Date of earliest event reported)

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PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

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maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

VOTING RESULTS OF 2024 ANNUAL MEETING OF STOCKHOLDERS

The 2024 Annual Meeting of Stockholders of Plymouth Industrial REIT, Inc. (the “Company”) was held on June 27, 2024. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2024. A total of 42,995,481 (or approximately 94.7%) of the Company shares of common stock issued, outstanding and entitled to vote at the 2024 Annual Meeting of Stockholders were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2024 Annual Meeting of Stockholders.

(1)	Proposal 1—Election of Directors: Election of the seven nominees to the Company’s Board of Directors for one-year terms expiring at the 2025 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominee	For	Withhold	Broker Non-Vote
(1) Philip S. Cottone	33,471,274	7,775,975	1,748,232
(2) Richard J. DeAgazio	33,469,675	7,777,574	1,748,232
(3) David G. Gaw	40,437,534	809,715	1,748,232
(4) John W. Guinee	40,948,387	298,862	1,748,232
(5) Caitlin Murphy	27,297,322	13,949,927	1,748,232
(6) Pendleton P. White, Jr.	40,795,577	451,672	1,748,232
(7) Jeffrey E. Witherell	40,043,462	1,203,787	1,748,232

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

(2)	Proposal 2—Advisory vote regarding the approval of compensation paid to Company executive officers:

For	Against	Abstain	Broker Non-Vote
40,242,150	970,919	34,179	1,748,232

(3)	Proposal 3—Advisory vote on the frequency of future advisory votes on executive compensation:

3 years	2 years	1 year	Abstain	Broker Non-Vote
7,045,765	74,046	34,098,512	28,926	1,748,232

(4)	Proposal 4—Ratification of appointment of Independent Registered Public Accounting Firm: Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2024:

For	Against	Abstain
42,931,095	59,524	4,862

Proposal 4 was approved by the Company’s stockholders, as recommended by the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: July 2, 2024	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer